                                                               Exhibit (h)(3)(d)




                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                            ADMINISTRATIVE AGREEMENT
                                   SCHEDULE A


The Funds of the Trust currently subject to this Agreement are as follows:

                                                          Effective Date
                                                          --------------
  Liberty Young Investor Fund                           September 1, 1995
  Stein Roe Balanced Fund                               September 1, 1995
  Liberty Growth Stock Fund                             September 1, 1995
  Stein Roe Capital Opportunities Fund                  September 1, 1995
  Stein Roe International Fund                          July 1, 1996
  Liberty Midcap Growth Fund                            May 9, 1997
  Liberty Growth Investor Fund                          March 31, 1999
  Liberty European Thematic Equity Fund                 January 2, 2001
  Liberty Global Thematic Equity Fund                   January 2, 2001
  Liberty Asset Allocation Fund                         November 18, 2002
  Liberty Strategic Equity Fund                         November 25, 2002
  Liberty Large Cap Core Fund                           December 9, 2002
  Liberty International Equity Fund                     November 18, 2002
  Liberty Equity Growth Fund                            November 18, 2002
  Liberty Equity Value Fund                             November 25, 2002
  Liberty Small Cap Fund                                November 18, 2002
  Liberty Small Company Equity Fund                     November 18, 2002


Dated:  November 1, 2002


                                 LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                          By:________________________________________
                                    Jean S. Loewenberg
_________________________           Secretary
Kevin Jacobs
Assistant Secretary



                                 STEIN ROE & FARNHAM INCORPORATED



Attest:                          By:________________________________________
                                    Jean S. Loewenberg
_________________________           Secretary
Kevin Jacobs
Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                            ADMINISTRATIVE AGREEMENT
                                   SCHEDULE B


Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to average daily net assets of the Fund:

               Fund                           Administrative Fee Schedule B1
               ----                           ------------------------------
Liberty Young Investor Fund                   0.200% of the first $500 million
                                              0.150% of the next $500 million,
                                              0.125% thereafter

               Fund                           Administrative Fee Schedule B2
               ----                           ------------------------------
Stein Roe Balanced Fund                       0.150% of the first $500 million
                                              0.125% of the next $500 million,
                                              0.100% thereafter

               Fund                           Administrative Fee Schedule B3
               ----                           ------------------------------
Stein Roe Capital Opportunities Fund          0.150% of first $500 million,
Liberty Midcap Growth Fund                    0.125% of next $500 million,
                                              0.100% of next $500 million,
                                              0.075% thereafter

               Fund                           Administrative Fee Schedule B4
               ----                           ------------------------------
Stein Roe International Fund                  0.150%
Liberty Global Thematic Equity Fund
Liberty Thematic Equity Fund

               Fund                           Administrative Fee Schedule B5
               ----                           ------------------------------
Liberty Growth Stock Fund                     0.150% of first $500 million,
                                              0.125% of next $500 million,
                                              0.100% up to $2 billion,
                                              0.075% thereafter

               Fund                           Administrative Fee Schedule B6
               ----                           ------------------------------
Liberty Asset Allocation Fund                 0.0668%
Liberty Strategic Equity Fund
Liberty Large Cap Core Fund
Liberty International Equity Fund
Liberty Equity Growth Fund
Liberty Equity Value Fund
Liberty Small Cap Fund
Liberty Small Company Equity Fund



Dated:  November 1, 2002

                                       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


Attest:                                By:_____________________________________
                                          Jean S. Loewenberg
___________________________               Secretary
Kevin Jacobs
Assistant Secretary

                                       STEIN ROE & FARNHAM INCORPORATED


Attest:                                By:_____________________________________
                                          Jean S. Loewenberg
___________________________               Secretary
Kevin Jacobs
Assistant Secretary